INVESTOR PRESENTATION: FIRST QUARTER 2025

Safe Harbor and Other Information 3 Company Overview 5 Q1 2025 Results 15 Appendix 21 2 TABLE OF CONTENTS

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 This presentation contains forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements, including, without limitation, statements regarding our second quarter and annual fiscal 2025 results, relate to our current assumptions, projections and expectations about our business and future events. Any such forward-looking statements involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the company’s control. The inclusion of such information should not be regarded as a representation by the company, or any other person, that the objectives of the company will be achieved. Words such as “estimate,” “project,” “plan,” “goal,” “believe,” “expect,” “anticipate,” “intend,” “should,” “are confident,” “will,” “could,” “outlook,” and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise any forward- looking statements, including any financial targets, estimates, or performance outlooks whether as a result of new information, future events, or otherwise. Factors that may cause results to differ from those expressed in our forward-looking statements include, but are not limited to, the factors disclosed in Part I, Item 1A. “Risk Factors” of the company’s Annual Report on Form 10-K for the fiscal year ended February 1, 2025, and in our subsequent reports and filings with the Securities and Exchange Commission, as well as the following factors: risks related to global trade policy, including the impact of the imposition or threat of imposition of new or increased tariffs by the United States or foreign governments, other changes to and continued uncertainties relating to trade policies and arrangements, or a global trade war; risks related to changes in global economic and financial conditions, including inflation, and the resulting impact on consumer spending and our operating results, financial condition, and expense management; risks related to global operations, including changes in the economic or political conditions where we sell or source our products; risks related to the geopolitical landscape and ongoing armed conflicts, acts of terrorism, mass casualty events, social unrest, civil disturbance or disobedience and the impact of such conflicts or events on international trade, supplier delivery or increased freight costs; risks related to natural disasters and other unforeseen catastrophic events; risks related to our failure to engage our customers, anticipate customer demand, expectations, and changing fashion trends, and manage our inventory and product delivery; risks related to our failure to operate effectively in a highly competitive and constantly evolving industry; risks related to our ability to successfully invest in and execute on our customer, digital and omnichannel initiatives; risks related to our ability to execute on, and maintain the success of, our strategic and growth initiatives; risks related to fluctuations in foreign currency exchange rates; risks related to fluctuations in our tax obligations and effective tax rate, including as a result of earnings and losses generated from our global operations, may result in volatility in our results of operations; risks and uncertainty related to adverse public health developments; risks associated with climate change and other corporate responsibility issues; risks related to reputational harm to the company, its officers, and directors; risks related to actual or threatened litigation; risks related to cybersecurity threats and privacy or data security breaches, and the potential loss or disruption to our information systems, and uncertainties related to future legislation, regulatory reform, policy changes, or interpretive guidance on existing laws and regulations. OTHER INFORMATION As used in this presentation, unless otherwise defined, references to “Abercrombie” and “Abercrombie Brands” includes Abercrombie & Fitch and abercrombie kids and references to “Hollister” and “Hollister Brands” includes Hollister and Gilly Hicks. Additionally, references to “Americas” includes North America and South America, “EMEA” includes Europe, the Middle East and Africa and “APAC” includes the Asia-Pacific region, including Asia and Oceania. 3

4 REPORTING AND USE OF GAAP AND NON-GAAP MEASURES The following presentation includes certain adjusted non-GAAP financial measures. Additional details about non-GAAP financial measures and a reconciliation of GAAP financial measures to non-GAAP financial measures is included in the Appendix to this presentation. As used in the presentation, "GAAP" refers to accounting principles generally accepted in the United States of America. Sub-totals and totals may not foot due to rounding. Net income and net income per share financial measures included herein are attributable to Abercrombie & Fitch Co., excluding net income attributable to noncontrolling interests. The company believes that each of the non-GAAP financial measures presented are useful to investors as they provide a measure of the company’s operating performance excluding the effect of certain items which the company believes do not reflect its future operating outlook, such as asset impairment charges, therefore supplementing investors’ understanding of comparability of operations across periods. Management used these non-GAAP financial measures during the periods presented to assess the company’s performance and to develop expectations for future operating performance. Non-GAAP financial measures should be used supplemental to, and not as an alternative to, the company’s GAAP financial results, and may not be calculated in the same manner as similar measures presented by other companies. The company provides comparable sales, defined as the percentage year-over-year change in the aggregate of: (1) sales for stores that have been open as the same brand at least one year and whose square footage has not been expanded or reduced by more than 20% within the past year, with prior year’s net sales converted at the current year’s foreign currency exchange rate to remove the impact of foreign currency rate fluctuation, and (2) digital net sales with prior year’s net sales converted at the current year’s foreign currency exchange rate to remove the impact of foreign currency rate fluctuation. The company also provides certain financial information on a constant currency basis to enhance investors’ understanding of underlying business trends and operating performance, by removing the impact of foreign currency exchange rate fluctuations. The effect from foreign currency, calculated on a constant currency basis, is determined by applying current year average exchange rates to prior year results and is net of the year-over-year impact from hedging. The per diluted share effect from foreign currency is calculated using a 26% tax rate.

5 Abercrombie & Fitch Co. is a global, digitally-led, omnichannel apparel and accessories retailer catering to kids through millennials with assortments curated for their specific lifestyle needs Our corporate purpose of 'We are here for you on the journey to being and becoming who you are' fuels our customer-led brands and our global associates

6 Built on a decade of transformation, and strengthening as we grow: • Two healthy, customer-driven brand families with distinct and large addressable markets; • Successful, regionally relevant brand playbooks, designed to attract, engage, retain, and scale long-term customer relationships; • Significant global growth opportunity leveraging leading capabilities in owned and operated channels, while pursuing new markets via franchise, wholesale, and licensing partnerships; • A strong omnichannel base, with a clean, highly profitable, and expanding store fleet, enhanced by a leading digital platform; • An agile “Read & React” inventory model to support customer demand and sustainable margins; • A durable balance sheet and consistent free cash flow profile, underpinned by a disciplined investment philosophy to maximize long-term value; • And, a strong culture driven by a winning, customer-obsessed team. OUR FOUNDATION

COMPANY OVERVIEW $127 $70 $(20) $343 $93 $485 $741 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 $3.6 $3.6 $3.1 $3.7 $3.7 $4.3 $4.9 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 STABILIZE & TRANSFORM STABILIZE & TRANSFORM SUSTAINABLE, PROFITABLE GROWTH WELL-BUILT FOUNDATION YIELDS STRONG RESULTS 7 Net Sales (in $ billions) Operating Income (Loss) (in $ millions) COVID CLOSURE IMPACT OP MARGIN 15%11%3%9%(1%)2%4%Y/Y GROWTH 16%16%0%19%(14%)1%3% EXPECT 12.5% TO 13.5% MARGINEXPECT 3% TO 6% GROWTH >30% 2024 NET SALES GROWTH FROM 2022 +1200 BPS 2024 EXPANSION FROM 2022 COVID CLOSURE IMPACT

COMPANY OVERVIEW 8

VOICE $1.46B $1.29B $1.56B $1.73B $2.20B $2.56B FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 60% 40% PRODUCT 278 CUSTOMER STORES DIGITAL +10% GROWTH CAGR POST GRAD LOVES TO TRAVEL FASHION OBSESSED DIGITALLY-LED TARGETING MILLENNIALS ~ ~ 9 GLOBAL NET SALES STORES GLOBALLY (FY 2024) NET SALES BY CHANNEL (FY 2024) EXPERIENCE VACATION SHOP

GRAPHICS SHOP $2.16B $1.83B $2.15B $1.96B $2.08B $2.39B FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 10 511 PRODUCT CUSTOMER VOICE 30% 70% STORES DIGITAL BACK TO GROWTH +15% Y/Y COMING INTO THEIR OWN COMFORT OBSESSED VALUE VERSATILITY FINANCIALLY RELIANT TARGETING GEN Z TEEN W/ MILLENNIAL PARENTS ~ ~ GLOBAL NET SALES NET SALES BY CHANNEL (FY 2024) STORES GLOBALLY (FY 2024) EXPERIENCE

COMPANY OVERVIEW ALWAYS FORWARD PLAN 11 1 2 3 KEY OBJECTIVES: EXECUTE GLOBAL BRAND GROWTH ACCELERATE ENTERPRISE-WIDE DIGITAL REVOLUTION OPERATE WITH FINANCIAL DISCIPLINE

COMPANY OVERVIEW 12 1 PRODUCT GLOBAL BRAND GROWTH COLLECTIONS & EXTENSIONS • Graphics Licensing • Activewear • A&F Best Dressed Guest DIGITAL CUSTOMER ACQUISITION • Influencer Channel • Social Commerce (Instagram, TikTok, WeChat) • Affiliate Sales GEOGRAPHIC EXPANSION • Localized Physical/Digital Experiences • Fuel Regional Growth (Americas, EMEA, APAC) • New Channels (Franchise, Licensing, Wholesale) VOICE EXPERIENCE

COMPANY OVERVIEW 13 KNOW THEM – expansion and acceleration of investments in customer analytics to improve customer engagement • Lead with Personalization • Fast, Digital Product Testing • Real Estate Location Analytics WOW THEM – investments in people, systems, and processes to improve the end-to-end customer experience • Modernize Foundation (Retail ERP, Data Infrastructure) • Consistent Omnichannel experience (Digital and In-Store) • Powerful, Modern Loyalty Program ENTERPRISE-WIDE DIGITAL REVOLUTION2

COMPANY OVERVIEW (1) Reflected as a percent of net sales. 14 34.2% 15.0% SELLING EXPENSE (1) OPERATING INCOME (1) NET SALES (100%) FINANCIAL DISCIPLINE3 $3.7B 2022 39.5% 2.5% 2023 2024 $4.9B$4.3B 35.8% 11.3% AGILE COST STRUCTURE; SIGNIFICANT OPERATING MARGIN IMPROVEMENT WHILE INVESTING 15.2%GENERAL/ADMIN EXPENSE (1) 14.9% 15.9% 35.8%COST OF SALES (1) 43.1% 37.1% Cost of Sales improvement from 2022 on lower freight and raw material costs Net Sales growth across both units and average unit retail (AUR) on lower promotions Expense leverage from sales growth, net of inflation and investments in digital infrastructure, marketing SIGNIFICANT MARGIN EXPANSION

OPERATING MARGIN NET INCOME PER DILUTED SHARE GLOBAL SALES GROWTH FINANCIAL DISCIPLINE ABOVE OUTLOOK OF $1.25-$1.45 9.3% $1.59 "We delivered record first quarter net sales with 8% growth to last year. This was above our expectations and was supported by broad- based growth across our three regions. As we navigate the current environment, we have the team and proven capabilities in place to read, react and adapt, while continuing to deliver for customers globally." Fran Horowitz, CEO Abercrombie & Fitch Co. 15 2025 +8%Y/Y NET SALES ABOVE OUTLOOK OF 8-9% $1.1B AMERICAS +7%Y/Y EMEA +12%Y/Y APAC +5%Y/Y Q1 UPDATE (4)%Y/Y +22%Y/Y

2025 Q1 RESULTS $36 $33 $41 $41 $37 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 $820 $901 $986 $1,320 $875 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 $165 $200 $182 $224 $185 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 16 Americas Net Sales (in $ millions) EMEA Net Sales (in $ millions) APAC Net Sales (in $ millions) (1) Comparable sales are calculated on a constant currency basis. Refer to "Reporting and Use of GAAP and Non-GAAP Measures" for further discussion. 2025 Q1 NET SALES RESULTS BY SEGMENT +7% Y/Y +12% Y/Y +5% Y/Y QUARTERLY NET SALES GROWTH QUARTERLY COMPARABLE SALES GROWTH(1) 23% 23% 14% 11% 7% 16%19% 15% 2% 12% 10% 32%3% (4)% 5% 21% 18% 16% 15% 4% 23% 17% 13% 12% 6% 22% 21% 16% 17% 2%

2025 Q1 RESULTS $449 $552 $579 $812 $549 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 $1,021 $1,134 $1,209 $1,585 $1,097 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 $572 $582 $630 $773 $548 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 17 Total Company Net Sales (in $ millions) Abercrombie Brands Net Sales (in $ millions) Hollister Brands Net Sales (in $ millions) (1) Comparable sales are calculated on a constant currency basis. Refer to "Reporting and Use of GAAP and Non-GAAP Measures" for further discussion. 2025 Q1 NET SALES RESULTS BY BRAND +8% Y/Y (4)% Y/Y +22% Y/Y QUARTERLY NET SALES GROWTH QUARTERLY COMPARABLE SALES GROWTH(1) 22% 21% 14% 9% 8% 31% 26% 15% 2% (4)% 12% 17% 14% 16% 22% 21% 18% 16% 14% 4% 29% 21% 11% 5% (10)% 13% 15% 21% 24% 23%

2025 Q1 RESULTS • Q1 EPS above outlook range, driven by operating income, and reduction in weighted average shares outstanding from share repurchases $2.14 $2.50 $2.50 $3.57 $1.59 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 $130 $176 $179 $256 $102 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 18 Net Income per Diluted ShareOperating Income (in $ millions) • Operating margin above outlook range, driven by sales outperformance and related operating expense leverage 2025 Q1 OPERATING INCOME/ NET INCOME PER DILUTED SHARE OPERATING MARGIN 14.8% 16.2%15.5% 9.3%12.7% ABOVE MARGIN OUTLOOK OF 8-9% ABOVE OUTLOOK $1.25 TO $1.45

2025 Q1 RESULTS CASH & EQUIVALENTS • $511M as compared to $864M last year MARKETABLE SECURITIES • Current investments of $97M INVENTORIES • $542M, up 21% from last year • Units up 6%, costs higher primarily from category mix SHORT-TERM BORROWINGS • No borrowings outstanding under the company's senior secured revolving credit facility ("ABL Facility") • $429M of borrowing available under ABL Facility as of May 3, 2025 GROSS LONG-TERM BORROWINGS • No borrowings outstanding compared with $214M last year; all remaining outstanding 8.75% Senior Secured Notes, due in July 2025, were redeemed in the second quarter of 2024 TOTAL LIQUIDITY (1) • $940M as compared to $1.2B last year $864M $738M $683M $773M $511M Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 (1) Liquidity is comprised of cash and equivalents and borrowing available under the ABL Facility. 19 Cash and Equivalents 2025 Q1 FINANCIAL POSITION INCLUDES IMPACT OF ~$200M IN SHARE REPURCHASES

2025 FISCAL OUTLOOK



The following outlook replaces all previous full year guidance. For fiscal 2025, the company now expects:

FY 2025	CURRENT FULL YEAR OUTLOOK [1]	PREVIOUS FULL YEAR OUTLOOK [2]
NET SALES	**GROWTH IN THE RANGE OF 3% TO 6%**	GROWTH IN THE RANGE OF 3% TO 5%
OPERATING MARGIN	**IN THE RANGE OF 12.5% TO 13.5%**	IN THE RANGE OF 14% TO 15%
EFFECTIVE TAX RATE [3]	**AROUND 27%**	AROUND 26%
NET INCOME PER DILUTED SHARE [4] [5]	**IN THE RANGE OF $9.50 TO $10.50**	IN THE RANGE OF $10.40 TO $11.40
SHARE REPURCHASES [5]	**$400 MILLION**	$400 MILLION
DILUTED WEIGHTED AVERAGE SHARES [4] [5]	**AROUND 49 MILLION**	AROUND 51 MILLION
CAPITAL EXPENDITURES	**~$200 MILLION**	~$200 MILLION
REAL ESTATE ACTIVITY (ALL APPROXIMATE)	**~40 NET STORE OPENINGS**	~20 NET STORE OPENINGS
	60 OPENINGS, 20 CLOSURES	60 OPENINGS, 40 CLOSURES
	40 REMODELS AND RIGHT-SIZES	60 REMODELS AND RIGHT-SIZES

Q2 2025	Q2 OUTLOOK [1]
NET SALES	**GROWTH IN THE RANGE OF 3% TO 5%**
OPERATING MARGIN	**IN THE RANGE OF 12% TO 13%**
EFFECTIVE TAX RATE [3]	**AROUND 28%**
NET INCOME PER DILUTED SHARE [4] [5]	**IN THE RANGE OF $2.10 TO $2.30**
SHARE REPURCHASES [5]	**$50 MILLION**
DILUTED WEIGHTED AVERAGE SHARES [4] [5]	**AROUND 49 MILLION**

(1) Includes the estimated impact from the tariffs on goods imported into the United States in accordance with trade policies currently in effect. This includes a 30% tariff on imports from China, and a 10% tariff on all other global imports, but excludes other currently-paused tariffs and any other potential future trade policy changes imposed by the United States or other countries. Net of planned mitigation efforts, the full year outlook assumes approximately $50 million of tariff expense, or 100 basis points as a percent of net sales.

(2) Released March 5, 2025.

(3) The current outlook for effective tax rate is sensitive to the jurisdictional mix and level of income and does not include the impact of potential future tax policy or legislative changes.

(4) The current outlook for net income per diluted share and diluted weighted average shares includes the anticipated impact to shares outstanding from potential share repurchase activity in fiscal 2025.

(5) The timing and amount of any such repurchases will be determined based on an evaluation of market conditions, the company's share price, legal requirements, and other factors.

A&F Co. | OUTLOOK 20

21 APPENDIX

APPENDIX 2025 Q1 INCOME STATEMENT (1) Exclusive of depreciation and amortization. Thirteen Weeks Ended GAAP (in thousands) Q1 2025 % OF NET SALES Q1 2024 % OF NET SALES NET SALES $1,097,311 100.0% $1,020,730 100.0% COST OF SALES (1) 417,133 38.0% 343,273 33.6% OPERATING EXPENSE 574,862 52.4% 549,566 53.8% OTHER OPERATING LOSS (INCOME), NET 3,783 0.3% (1,958) (0.2)% OPERATING INCOME 101,533 9.3% 129,849 12.7% INTEREST INCOME, NET (6,783) (0.6)% (5,023) (0.5)% INCOME BEFORE INCOME TAXES 108,316 9.9% 134,872 13.2% INCOME TAX EXPENSE 26,577 2.4% 19,794 1.9% NET INCOME $80,413 7.3% $113,850 11.2% NET INCOME PER SHARE ATTRIBUTABLE TO A&F BASIC $1.63 $2.24 DILUTED $1.59 $2.14 WEIGHTED-AVERAGE SHARES BASIC 49,214 50,893 DILUTED 50,634 53,276 22

APPENDIX (in thousands) MAY 3, 2025 FEBRUARY 1, 2025 MAY 4, 2024 CASH AND EQUIVALENTS $510,563 $772,727 $864,195 MARKETABLE SECURITIES 97,006 116,221 — RECEIVABLES 113,311 105,324 93,605 INVENTORIES 542,059 575,005 449,267 OTHER CURRENT ASSETS 111,231 104,154 102,516 TOTAL CURRENT ASSETS $1,374,170 $1,673,431 $1,509,583 PROPERTY AND EQUIPMENT, NET 606,060 575,773 540,697 OPERATING LEASE RIGHT-OF-USE ASSETS 868,130 803,121 699,471 OTHER ASSETS 247,816 247,562 220,334 TOTAL ASSETS $3,096,176 $3,299,887 $2,970,085 ACCOUNTS PAYABLE $296,738 $364,532 $266,925 ACCRUED EXPENSES 433,682 504,922 402,786 SHORT-TERM PORTION OF OPERATING LEASE LIABILITIES 215,511 211,600 188,851 INCOME TAXES PAYABLE 52,939 45,890 61,137 TOTAL CURRENT LIABILITIES $998,870 $1,126,944 $919,699 LONG-TERM PORTION OF OPERATING LEASE LIABILITIES 810,391 740,013 656,862 LONG-TERM BORROWINGS, NET — — 213,102 OTHER LIABILITIES 84,321 81,607 89,252 TOTAL LONG-TERM LIABILITIES $894,712 $821,620 $959,216 TOTAL ABERCROMBIE & FITCH CO. STOCKHOLDERS EQUITY 1,189,126 1,335,628 1,078,886 NONCONTROLLING INTEREST 13,468 15,695 12,284 TOTAL STOCKHOLDERS' EQUITY $1,202,594 $1,351,323 $1,091,170 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY $3,096,176 $3,299,887 $2,970,085 23 BALANCE SHEET

APPENDIX YEAR TO DATE PERIOD ENDED (in thousands) MAY 3, 2025 MAY 4, 2024 NET CASH (USED FOR) PROVIDED BY OPERATING ACTIVITIES $(4,000) $95,010 PROCEEDS FROM MATURITIES OF MARKETABLE SECURITIES 20,000 — PURCHASES OF PROPERTY AND EQUIPMENT (50,764) (38,886) NET CASH USED FOR INVESTING ACTIVITIES $(30,764) $(38,886) REPURCHASE/REDEMPTION OF SENIOR SECURED NOTES — (9,425) PURCHASES OF COMMON STOCK (200,000) (15,000) ACQUISITION OF COMMON STOCK FOR TAX WITHHOLDING OBLIGATIONS (34,062) (65,173) OTHER FINANCING ACTIVITIES (451) (3,353) NET CASH USED FOR FINANCING ACTIVITIES $(234,513) $(92,951) EFFECT OF FOREIGN CURRENCY EXCHANGE RATES ON CASH 7,407 (857) NET DECREASE IN CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS $(261,870) $(37,684) CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS, BEGINNING OF PERIOD $780,395 $909,685 CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS, END OF PERIOD $518,525 $872,001 STATEMENT OF CASH FLOWS 24

APPENDIX SHARE REPURCHASES (1) (in thousands, except for average cost) NUMBER OF SHARES AVERAGE COST TOTAL COST (2) ENDING SHARES OUTSTANDING FY 2022 4,770 $26.37 $125,775 49,002 FY 2023 — $— $— 50,500 FY 2024 1,616 $142.21 $229,807 49,735 YTD 2025 2,649 $75.47 $199,960 25 (1) As part of publicly announced plans or programs. (2) Excludes commissions and excise tax. SHARE REPURCHASES Since the start of 2022, the Company has repurchased approximately 9 million shares for approximately $556 million. The Company has $1.1 billion remaining under its current share repurchase authorization, announced in March 2025.

APPENDIX RECONCILIATION OF GAAP TO NON-GAAP RESULTS NET SALES Q1 2025 Q1 2024 Δ % GAAP (1) $1,097,311 $1,020,730 8% IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (2) — (208) 0% NON-GAAP CONSTANT CURRENCY BASIS $1,097,311 $1,020,522 8% OPERATING INCOME Q1 2025 Q1 2024 Δ BPS (3) GAAP $101,533 $129,849 (340) IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (2) — (5,234) 50 NON-GAAP CONSTANT CURRENCY BASIS $101,533 $124,615 (290) NET INCOME PER DILUTED SHARE Q1 2025 Q1 2024 Δ $ GAAP $1.59 $2.14 $(0.55) IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (2) — (0.08) 0.08 NON-GAAP CONSTANT CURRENCY BASIS $1.59 $2.06 $(0.47) (1) “GAAP” refers to accounting principles generally accepted in the United States of America. (2) The impact from foreign currency is determined by applying current period exchange rates to prior year results and is net of the year-over-year impact from hedging. The per diluted share impact from foreign currency is calculated using a 26% tax rate. (3) The estimated basis point impact has been rounded based on the percentage change. 26 STATEMENT OF OPERATIONS